UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

VADO CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-222593	30-0968244
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13468 Beach Ave.

Marina Del Rey, CA 90292

(Address of Principal Executive Office) (Zip Code)

(888) 545-0009

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 27, 2023, the Board of Directors of Vado Corp. (the “Company”), approved the dismissal of RBSM LLP (“RBSM”), which was then serving as the independent registered public accounting firm of the Company, effective immediately. The Company subsequently notified RBSM of the dismissal.

The reports of RBSM on the Company’s consolidated financial statements for the fiscal years ended November 30, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s recurring losses from operations and need for additional capital to fund its current operating plan. During the fiscal years ended November 30, 2022 and 2021 and the subsequent interim period through April 27, 2023, the effective date of RBSM’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided RBSM with a copy of this Form 8-K and requested that RBSM furnish a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with the above disclosures. A copy of RBSM’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 27, 2023, following approval by the Board of Directors, the Company appointed M&K CPAS, PLLC (“M&K”) as the new independent registered public accounting firm of the Company.

During the fiscal years ended November 30, 2022 and 2021 and the subsequent interim period through April 27, 2023, the effective date of M&K’s appointment, neither the Company, nor any party on behalf of the Company, consulted with M&K with respect to either (i) except as described in the paragraph that immediately follows, the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by M&K that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed, on February 24, 2023 the Company changed its fiscal year end from November 30 to December 31 following its acquisition of Socialcom, Inc (“Socialcom”) pursuant to which Socialcom became a 96.6%-owned subsidiary of the Company. M&K, then the independent registered public accounting firm of Socialcom, performed the audit for the audited financial statements of Socialcom for the years ended December 31, 2022 and 2021, which are reflected in the Company’s Offering Statement on Form 1-A (File No. 024-12227) which was filed by the Company on April 20, 2023 following its acquisition of Socialcom. Following the closing of the transaction, the Company consulted M&K regarding the financial statements included in the Offering Statement, and was advised by M&K that Socialcom’s financial statements were required to be included in such Offering Statement. The Company intends to file an amendment to such Offering Statement including M&K’s consent to the filing of the Socialcom financial statements as the independent registered public accounting firm for the Company. The disclosure in this Current Report on Form 8-K with respect to the fiscal years ended November 30, 2022 and 2021 also applies to the fiscal years ended December 31, 2022 and 2021.

The Company provided M&K with a copy of this Form 8-K and requested that M&K furnish a letter addressed to the Securities and Exchange Commission stating whether or not M&K agrees with the above disclosures. A copy of M&K’s letter is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1	Letter from RBSM, LLP
16.2	Letter from M&K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VADO CORP.

May 2, 2023	By:	/s/ Ryan Carhart
Ryan Carhart, Chief Financial Officer